Sharpe Resources Corporation

3258 Mob Neck Road

Heathsville, VA 22473

804-580-8107

September 30, 2005

Mr. Ryan Milne

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549-7010

Dear Mr.Milne,

This letter is in response to a letter dated September 16, 2005 from April Sifford, Branch Chief, in regards to a review by the SEC of Sharpe Resources Corporation 20-F filing for the fiscal year ended December 31, 2004. Following is our response referencing each item in your letter.

Tabular disclosure of contractual obligations, page 17

1. We have inserted the required tabular disclosure under Item 5F on page 17.

Controls and Procedures page 33

2. We have amended our statement under Item 15 to reflect the disclosure controls and procedures were effective as of the end of the reporting period covered by our report.

Consolidated Financial Statements

Auditors Report

3. We have included the auditors report for the years ended December 31, 2004 and 2002 under Item #17 and amended the list of Financial Reports under Items 8 and 17 to include the Audit report for 2003, and 2002.

4. Sharpe Resources Corporation is considered a foreign issuer. It is a Canadian domiciled Company registered in the Province of New Brunswick. The Company’s registered office, the Corporate Headquarters, is located in Toronto, Ontario and an office in Heathsville, VA, the residence of Roland M. Larsen. The management is split equally in the US and Canada due to the fact that the Company has at this time, a number of US properties.

Over 50 percent of the Company’s shareholders are and have always been Canadian. During the nearly 14 years since our involvement with the Company, all equity financings have been from Canadian investors.

All of the accounting activities are administered in Canada by Canadian accountants.

The Audit report is completed by the Canadian auditors McCarney Greenwood LLP

The firm is a member in good standing with the newly created Canadian Public Accountability Board (CPAB). Security Commissions in Canada will only accept auditors' reports on reporting issuers' financial statements prepared by firms that are participants in good standing under the Board's oversight program. In addition McCarney Greenwood is registered with the Public Oversight Board (PCAOB) in the United States.

Certifications, page 58

5. We have amended our certifications to conform to Exhibit 12 of Form 20F.

Closing Comments

In response to Page 3 of your letter, the management recognizes that it is responsible for the accuracy and adequacy of the disclosure filings according to the SEC Act of 1934. We understand that staff comments or changes to our filing or disclosure in response to staff comments do not foreclose the Commission from taking action with respect to the filing and that the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

As a small resource company our objective is to follow the rules of all governmental agencies to the best of our ability. My earnest objective is to provide the most accurate information to all regulatory authorities and our currently small group of US investors. We appreciate any support to help insure that our current and future disclosures to the public will represent the best that can be accomplished.

Sincerely,

\s\ Roland M. Larsen

Roland M. Larsen

President